UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) April 19, 2006


                            Netfabric Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-21419                    76- 307819
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
    Identification No.)                                        of Incorporation)


       Three Stewart Court, Denville, NJ                        07834
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     (Address of principal executive offices)                 (zip code)


       Registrant's telephone number, including area code - (973) 887-2785


          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into Material Definitive Agreement

      The Company sold on April 19, 2006, Convertible Debentures (the "Debentures") in the face amount of $500,000 to five individuals including $150,000 face value to Fahad Syed, an officer and director, and $50,000 face value to Fred Nazem, a stockholder. The Debentures bear interest at 8% and are due on June 17, 2006. At the option of the Debenture holder, the Debenture can be converted into shares of the Company's common stock at a conversion price of $.50 per share. In connection with the sale, the Company issued two individuals warrants to acquire an aggregate of 200,000 shares of its common stock with a nominal exercise price. The warrants expire in three years from the date of issuance. For the other three individuals, the Company issued an aggregate of 225,000 shares of its common stock as additional consideration. For three individuals, the Company has agreed to place with an escrow agent 3,000,000 shares of its common stock. There will not be any collateral for the Debentures issued to Fahad Syed and Fred Nazem.

      The Company used the proceeds from the sale of Convertible Debentures to repay $500,000 due to Macrocom Investors, LLC pursuant to a convertible debenture issued in July of 2005.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

      See Item 1.01


Item 3.02 Unregistered Sales of Equity Securities

      See Item 1.01

Item 9.01 Financial Statements And Exhibits

      (a) None

      (b) None

      (c) Exhibits



      Exhibit 99.1 Form of Convertible Debenture dated April 19, 2006 issued by the Company.

      Exhibit 99.2      Form of Warrant, dated April 19, 2006 issued by the
                        Company.



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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   NETFABRIC HOLDINGS, INC.



Date:  April 24, 2006                          By: /s/Jeff Robinson
                                                   Name: Jeff Robinson
                                                   Title: Chairman and CEO




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